UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INTERACTIVE STRENGTH INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

EXPLANATORY NOTE

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of Interactive Strength Inc. (the “Company”), filed with the Securities and Exchange Commission on August 18, 2025 (the “Proxy Statement”), relating to the Company’s Annual Meeting of Stockholders to be held on September 26, 2025, is to amend and replace the proxy card included in the Proxy Statement. After filing the Proxy Statement, the Company discovered that, due to a clerical error, an incorrect version of the proxy card was inadvertently filed with the Proxy Statement. A copy of the new proxy card is attached to this Supplement.

The proxy card or voting instruction form initially distributed with the Proxy Statement is no longer valid. If you have already returned the original proxy card or provided voting instructions, your proxy card or voting instruction will not be valid and will not be voted as directed. You must sign the new proxy card or submit new voting instructions.

Your vote is important. Please use the new proxy card distributed with this Supplement to vote your shares.

There are no changes to the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement.

The date of this Supplement to Proxy Statement is August 22, 2025.

INTERACTIVE STRENGTH INC.
1005 CONGRESS AVE
SUITE 925
AUSTIN, TX 78701

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79130-P37210 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERACTIVE STRENGTH INC.

The Board of Directors recommends you vote FOR the following proposals:

	Proposal	For	Against	Abstain
1.	To elect one Class II director to serve until our 2028 Annual Meeting of Stockholders or until their successor is duly elected and qualified; **Nominee:**			
1a.	Aaron N. D. Weaver	☐	☐	☐
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;	☐	☐	☐
3.	To approve, for purposes of Rule 5635(a) and (d) of The Nasdaq Stock Market LLC ("Nasdaq"), the potential issuance of 20% or more of the outstanding shares of the Company's Common Stock, par value $0.0001 (the "Common Stock") upon the conversion of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock") and the potential issuance of Earn-Out Shares, pursuant to the Agreement for the Sale and Purchase of the Entire Issued Share Capital and Loan Notes of Wattbike (Holdings) Limited ("Wattbike") (the "Wattbike Purchase Agreement"), by and among the Company and the shareholders of Wattbike identified on Schedule 1 to the Wattbike Purchase Agreement (the "Wattbike Issuance Proposal");	☐	☐	☐
4.	To approve, for purposes of Rule 5635(c) of Nasdaq, the issuance of 20% or more of the outstanding shares of Common Stock upon the conversion of the Company's Series LTI Convertible Preferred Stock (the "LTI Preferred Stock"), pursuant to employment agreements, by and between the Company and the Company's executive officers and members of the Company's Board of Directors (the "LTI Issuance Proposal");	☐	☐	☐
5.	To grant discretionary authority to the Company's Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a "Reverse Stock Split"), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);	☐	☐	☐
6.	To approve, on an advisory basis, the compensation paid to our named executive officers;	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	Proposal	1 Year	2 Years	3 Years	Abstain
7.	To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and	☐	☐	☐	☐

8. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. INTERACTIVE STRENGTH INC. ANNUAL MEETING OF STOCKHOLDERS September 26, 2025 at 10:00 a.m. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of Interactive Strength Inc. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Trent A. Ward and Michael J. Madigan, and each of them, with full power to act alone, to represent the undersigned and vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company to be held on September 26, 2025 at 10:00 a.m. Central Time, in person at 1005 Congress Avenue, Suite 925, Austin, TX 78701, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting. This proxy confers authority and shall be voted, for the election of directors, in accordance with the recommendation of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such others matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person. Continued and to be signed on reverse side